UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 11, 2020 (November 1, 2019)

Q2 HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36350	20-2706637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13785 Research Blvd, Suite 150

Austin, Texas 78750

(Address of Principal Executive Offices, and Zip Code)

(512) 275-0072

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	QTWO	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Q2 Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission on November 1, 2019 announcing the consummation of its previously announced acquisition of Lender Performance Group, LLC, a Delaware limited liability company, also doing business as PrecisionLender (“PrecisionLender”) and certain other related entities. The Company subsequently filed a Current Report on Form 8-K/A on January 3, 2020 (“Amendment No. 1”), amending and supplementing the Original Form 8-K to include the historical audited consolidated financial statements of PrecisionLender, the unaudited condensed consolidated financial statements of PrecisionLender, and the unaudited pro forma condensed combined financial information.

This Current Report on Form 8-K/A (“Amendment No. 2”) amends and supplements the Original Form 8-K, as amended by Amendment No. 1. The Original Form 8-K is being amended by this Amendment No. 2 to file the unaudited pro forma condensed combined financial information related to the acquisition of PrecisionLender attached hereto as Exhibit 99.4 in accordance with Article 11 of Regulation S-X. No other amendments to the Original Form 8-K, as amended by Amendment No. 1, are being made by this Amendment No. 2, and the disclosures and exhibits included in the Original Form 8-K and Amendment No. 1 otherwise remain unchanged.

Item 9.01.	Financial Statements and Exhibits.

(b)     Pro Forma Financial Information. The unaudited pro forma condensed combined financial information of Q2 Holdings, Inc., a Delaware corporation (the “Company”), for the year ended December 31, 2019, giving effect to the acquisition of Lender Performance Group, LLC, a Delaware limited liability company, and its subsidiaries, is attached hereto as Exhibit 99.4 and incorporated herein by reference.

(d)     Exhibits

Exhibit No.	Description

99.4	Unaudited pro forma condensed combined financial information for the year ended December 31, 2019

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Q2 HOLDINGS, INC.

May 11, 2020	/s/ Jennifer N. Harris Jennifer N. Harris Chief Financial Officer